UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2024

Cellectar Biosciences, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Florham Park, NJ, 07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (608) 441-8120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 20, 2024, the Company received a letter (the “Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market, LLC (“Nasdaq”) indicating that the Company is not in compliance with the periodic financial report filing requirement set forth in Nasdaq Listing Rule 5250(c)(1) as a result of the Company's delay in filing its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, by the applicable due date.

As previously disclosed, the Company has determined that it is necessary to re-evaluate the Company’s accounting treatment for the warrants that it issued as part of a financing it completed in October 2022 and expects to restate its previously issued (i) audited consolidated financial statements for the fiscal years ended December 31, 2023 and December 31, 2022, contained in its Annual Reports on Form 10-K and (ii) unaudited interim condensed consolidated financial statements for the periods ending March 31, 2023, June 30, 2023, September 30, 2023, and March 31, 2024, contained in its Quarterly Reports on Form 10-Q (the “Previously Issued Statements”). Restating and filing the Previously Issued Statements must be completed prior to filing the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. The Company expects the process of restating and filing the Previously Issued Statements will require approximately six weeks to complete, immediately after which it expects to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

The Notice has no immediate effect on the continued listing status of the Company’s common stock, which remains listed on the Nasdaq Capital Market.

Item 7.01.	Results of Operations and Financial Condition.

On August 23, 2024, we issued a press release announcing that we will be restating certain historical financial statements and that we received the Notice from the Nasdaq. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Title
99.1	Press release dated August 23, 2024, titled “Cellectar to Restate Previously Issued Financial Statements – Company Announces Receipt of Expected Delinquency Notification Letter from Nasdaq”
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: August 23, 2024	By:	/s/ Chad J. Kolean
	Name:	Chad J. Kolean
	Title:	Chief Financial Officer